Exhibit 10.23

Execution Version

Seventh Amendment to Amended and Restated Credit Agreement and Waiver

This Seventh Amendment to Amended and Restated Credit Agreement and Waiver, dated as of December 19, 2025 (the “Amendment”), is made pursuant to that certain Amended and Restated Credit Agreement dated as of April 20, 2022 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among Runway Growth Finance Corp. (f/k/a Runway Growth Credit Fund Inc.), a Maryland corporation, as borrower (the “Borrower”); each Guarantor party thereto; the financial institutions currently party thereto as lenders (the “Lenders”); KeyBank National Association, as administrative agent for the Lenders (in such capacity, together with its successors and assigns, the “Administrative Agent”); CIBC Bank USA, as documentation agent (together with its successors and assigns, the “Documentation Agent”); MUFG Bank, Ltd. (as successor-in-interest to MUFG Union Bank, N.A.), as co-documentation agent (together with its successors and assigns, the “Co-Documentation Agent”); and U.S. Bank Trust Company, National Association, not in its individual capacity but as successor in interest to U.S. Bank National Association as the paying agent (together with its successors and assigns, the “Paying Agent”) and collateral custodian (together with its successors and assigns in such capacity, the “Collateral Custodian”).

W i t n e s s e t h :

Whereas, the Borrower, the Lenders, the Guarantors, the Documentation Agent, the Co-Documentation Agent, the Paying Agent, the Collateral Custodian and the Administrative Agent have previously entered into and are currently party to the Credit Agreement; and

Whereas, the parties hereto desire to make certain amendments to the Credit Agreement and to waive certain provisions thereof with respect to the Subject Loans (as defined in Section 2), as permitted by Section 12.1 of the Credit Agreement, pursuant to the terms and conditions set forth herein

Now, Therefore, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

Section 1. Defined Terms. Unless otherwise amended by the terms of this Amendment, terms used in this Amendment shall have the meanings assigned in the Credit Agreement.

Section 2. Waiver. The Borrower has notified the Administrative Agent that it will acquire the Loans specified on Schedule I (such Loans, the “Subject Loans”) and plans to include such Subject Loans in the Borrowing Base as Eligible Loans. Pursuant to clause (xviii) of the defined term “Eligible Loan” in Section 1.1 of the Credit Agreement, to qualify as an Eligible Loan, a Loan that is not a Broadly Syndicated Loan shall not have an original term to maturity of greater than sixty (60) months (the “Original Term Criterion”) unless waived by the Required Lenders in their sole discretion.

The Borrower has notified the Administrative Agent that the Subject Loans fail to satisfy the Original Term Criterion, because each of the Subject Loans, none of which qualify as a Broadly Syndicated Loan, had an original term to maturity in excess of sixty (60) months (the “Specified Non-Compliance”). The Borrower has requested that the Administrative Agent and the Lenders waive the Specified Non-Compliance with the Original Term Criterion.

Each of the Lenders and the Administrative Agent hereby agrees by its execution hereof to waive the Specified Non-Compliance with respect to the Subject Loans and, as long as each Subject Loan satisfies each other eligibility criterion set forth in the definition of “Eligible Loan,” such Subject Loan shall qualify as an Eligible Loan. This waiver is expressly limited to the Specified Non-Compliance, and all other terms and conditions of the Credit Agreement and the other Transaction Documents shall stand and remain unchanged and in full force and effect.

Section 3. Amendments to Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 4 below, the parties hereto agree to the following amendments:

3.1 the phrase, “unless waived by the Required Lenders in their sole discretion” in the lead-in to the definition of “Eligible Loan” is hereby replaced with the phrase, “unless waived with respect to a particular Loan or Loans by the Required Lenders in their sole discretion”.

3.2 clause (aa) of the defined term “Excess Concentration” appearing in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety and as so amended and restated shall read as follows:

(aa) the amount by which (i) the aggregate Outstanding Loan Balances of all Eligible Loans included as part of the Collateral that are Term Loans and that do not fully amortize over their respective terms to a balance on the maturity date of 40.0% or less of the initial Loan Balance exceeds (ii) 35.0% of the Aggregate Outstanding Loan Balance;

3.3 Section 5.1(h) of the Credit Agreement is hereby amended by (a) deleting “and” prior to clause (v) therein, and (b) adding a new clause (vi) at the end such section before the period as follows: “and (vi) any transaction which has been consented to by the Administrative Agent under Section 5.1(i)”.

3.4 Section 5.1(i) of the Credit Agreement is hereby amended by deleting the word “not” therein.

3.5 Clause (iii)(G) of the proviso to Section 12.1 of the Credit Agreement is hereby amended and restated in its entirety and as so amended and restated shall read as follows:

(G) change the definition of “Borrowing Base,” “Collateral Default Ratio,” “Eligible Loan” (subject to the definition thereof, which permits Required Lenders

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to waive Eligible Loan requirements with respect to a particular Loan or Loans) or “Payment Date,”

Section 4. Conditions Precedent. This Amendment shall become effective as of the date of the satisfaction of all of the following conditions precedent:

4.1. The Administrative Agent, the Borrower, and the Lenders party hereto shall have executed and delivered this Amendment.

4.2. Legal matters incident to the execution and delivery of this Amendment shall be satisfactory to the Administrative Agent and its counsel.

4.3. No Unmatured Event of Default or Event of Default shall have occurred and be continuing (after giving effect to this Amendment).

Section 5. Representations of the Borrower. The Borrower hereby represents and warrants to the parties hereto that as of the date hereof its representations and warranties contained in Article IV of the Credit Agreement and any other Transaction Documents to which it is a party are true and correct in all material respects as of the date hereof and after giving effect to this Amendment (except to the extent that such representations and warranties relate solely to an earlier date, and then are true and correct as of such earlier date).

Section 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. Delivery of a counterpart hereof by facsimile transmission or by e‑mail transmission of an Adobe Portable Document Format File (also known as an “PDF” file) shall be effective as delivery of a manually executed counterpart hereof.

Section 7. Termination of First Foundation Bank. On the date hereof, in connection with this Amendment, the parties hereto hereby agree that (a) (i) Autobahn Funding Company LLC hereby purchases 60.0% of the Commitment and outstanding Advances of First Foundation Bank (the “Exiting Lender”), (ii) KeyBank National Association hereby purchases 20.0% of the Commitments and outstanding Advances of the Exiting Lender, and (iii) East West Bank hereby purchases 20.0% of the Commitment and outstanding Advances of the Exiting Lender, and the Lenders shall make such purchases and sales of the outstanding Advances on the date of this Amendment so that after giving effect to such purchases and sales, each Lender is then holding its percentage of the aggregate outstanding Advances based on the Commitments reflected on Schedule II hereto, (b) the Exiting Lender shall cease to be a party to the Credit Agreement and all of its respective rights and obligations under the Credit Agreement and the other Transaction Documents (other than those rights which expressly survive the termination or cancellation of the Credit Agreement, as in effect prior to this Amendment) shall terminate and cease to be of further force or effect, (c) the “Commitment” of the Exiting Lender is hereby assigned to Autobahn Funding Company LLC, KeyBank National Association and East West Bank, respectively, and accordingly the Exiting Lender shall have no “Commitment” under the Credit Agreement from

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and after the date hereof, and (d) each Lender and the Administrative Agent consent to the assignment of the Commitment of the Exiting Lender and the purchase of the outstanding Advances of the Exiting Lender in the manner contemplated by this Amendment and waive compliance with any other terms, conditions or requirements in the Credit Agreement applicable to the transactions contemplated under clauses (a) through (c) above. The purchases and sales referenced in clause (a) above shall be arranged through the Administrative Agent who shall distribute any amounts received to the Lenders in accordance with the foregoing, and each Lender hereby agrees to execute such further instruments and documents, if any, as the Administrative Agent may reasonably request in connection therewith.

Section 8 Governing Law. This Amendment shall be construed in accordance with the internal laws of the State of New York, without reference to conflict of law principles, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with the internal laws of the State of New York.

[Signature Pages To Follow]

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In Witness Whereof, the parties hereto have caused this Amendment to Credit Agreement to be executed and delivered by their duly authorized officers as of the date hereof.

Borrower:

Runway Growth Finance Corp.

By: /s/ Thomas B. Raterman

Name: Thomas B. Raterman

Title: President

[Signature Page to Seventh Amendment to Amended and Restated Credit Agreement and Waiver]

Managing Agent for the KeyBank Lender Group:

KeyBank National Association

By: /s/ Alma Thaxton

Name: Alma Thaxton

Title: VP, Account Executive

Lender for the KeyBank Lender Group:

KeyBank National Association

By: /s/ Alma Thaxton

Name: Alma Thaxton

Title: VP, Account Executive

[Signature Page to Seventh Amendment to Amended and Restated Credit Agreement and Waiver]

Administrative Agent:

KeyBank National Association

By: /s/ Alma Thaxton

Name: Alma Thaxton

Title: VP, Account Executive

[Signature Page to Seventh Amendment to Amended and Restated Credit Agreement and Waiver]

Managing Agent for the CIBC Bank USA Lender Group:

CIBC Bank USA

By: /s/ Riley Hanson

Name: Riley Hanson

Title: Associate Managing Director

Lender for the CIBC BANK USA Lender Group:

CIBC Bank USA

By: /s/ Riley Hanson

Name: Riley Hanson

Title: Associate Managing Director

[Signature Page to Seventh Amendment to Amended and Restated Credit Agreement and Waiver]

Managing Agent for the MUFG Bank, Ltd. Lender Group:

MUFG Bank, Ltd.

By: /s/ Ted Polito

Name: Ted Polito

Title: Vice President

Lender for the MUFG Bank, Ltd. Lender Group:

MUFG Bank, Ltd.

By: /s/ Ted Polito

Name: Ted Polito

Title: Vice President

[Signature Page to Seventh Amendment to Amended and Restated Credit Agreement and Waiver]

Managing Agent for the Everbank, N.A. Lender Group:

Everbank, N.A.

By: /s/ Martin O’Brien

Name: Martin O’Brien

Title: Managing Director

Lender for the Everbank, N.A. Lender Group:

Everbank, N.A.

By: /s/ Martin O’Brien

Name: Martin O’Brien

Title: Managing Director

[Signature Page to Seventh Amendment to Amended and Restated Credit Agreement and Waiver]

Managing Agent for the WebBank Lender Group:

WebBank

By: /s/ James Petersen

Name: James Petersen

Title: Chief Credit Officer

Lender for the WebBank Lender Group:

WebBank

By: /s/ James Petersen

Name: James Petersen

Title: Chief Credit Officer

[Signature Page to Seventh Amendment to Amended and Restated Credit Agreement and Waiver]

Managing Agent for the Bank of Hope Lender Group:

Bank of Hope

By: /s/ Manjula Jayasignhe

Name: Manjula Jayasinghe

Title: RM- Financial Institutions Group

Lender for the Bank of Hope Lender Group:

Bank of Hope

By: /s/ Manjula Jayasinghe

Name: Manjula Jayasinghe

Title: RM- Financial Institutions Group

[Signature Page to Seventh Amendment to Amended and Restated Credit Agreement and Waiver]

Managing Agent for the First Foundation Bank Lender Group:

First Foundation Bank

By: /s/ David T Mitsuuchi

Name: David T Mitsuuchi

Title: EVP Chief Lending Officer

Lender for the First Foundation Bank Lender Group:

First Foundation Bank

By: /s/ David T Mitsuuchi

Name: David T Mitsuuchi

Title: EVP Chief Lending Officer

[Signature Page to Seventh Amendment to Amended and Restated Credit Agreement and Waiver]

Managing Agent for the East West Bank Lender Group:

East West Bank

By: /s/ Brian Carbone

Name: Brian Carbone

Title: Managing Director

Lender for the East West Bank Lender Group:

East West Bank

By: /s/ Brian Carbone

Name: Brian Carbone

Title: Managing Director

[Signature Page to Seventh Amendment to Amended and Restated Credit Agreement and Waiver]

Managing Agent for the Zions Bancorporation, N.A. Lender Group:

Zions Bancorporation, N.A.
d/b/a California Bank & Trust

By: /s/ Peter Drees

Name: Peter Drees

Title: Senior Vice President

Lender for the Zions Bancorporation, N.A. Lender Group:

Zions Bancorporation, N.A.
d/b/a California Bank & Trust

By: /s/ Peter Drees

Name: Peter Drees

Title: Senior Vice President

[Signature Page to Seventh Amendment to Amended and Restated Credit Agreement and Waiver]

Managing Agent for the Hancock Whitney Bank Lender Group:

Hancock Whitney Bank

By: /s/ Thomas Pericak

Name: Thomas Pericak

Title: Senior Vice President

Lender for the Hancock Whitney Bank Lender Group:

Hancock Whitney Bank

By: /s/ Thomas Pericak

Name: Thomas Pericak

Title: Senior Vice President

[Signature Page to Seventh Amendment to Amended and Restated Credit Agreement and Waiver]

Managing Agent for the Mitsubishi HC Capital America Lender Group:

Mitsubishi HC Capital America

By: /s/ Candace Pavliscak

Name: Candace Pavliscak

Title: Senior Vice President

Lender for the Mitsubishi HC Capital America Lender Group:

Mitsubishi HC Capital America

By: /s/ Candace Pavliscak

Name: Candace Pavliscak

Title: Senior Vice President

[Signature Page to Seventh Amendment to Amended and Restated Credit Agreement and Waiver]

Managing Agent for the Customers Bank Lender Group:

Customers Bank

By: /s/ S. Scott Gates

Name: S. Scott Gates

Title: Senior Vice President

Lender for the Customers Bank Lender Group:

Customers Bank

By: /s/ S. Scott Gates

Name: S. Scott Gates

Title: Senior Vice President

[Signature Page to Seventh Amendment to Amended and Restated Credit Agreement and Waiver]

Managing Agent for the Autobahn Funding Company LLC Lender Group:

Autobahn Funding Company LLC

By: DZ Bank AG Deutsche Zentral-Genossenschaftsbank, Frankfurt Am Main, New York Branch, as its attorney-in-fact

By: /s/ James A. Miers

Name: James A. Miers

By: /s/ Eva Geng

Name: Eva Geng

Lender for the Autobahn Funding Company LLC Lender Group:

Autobahn Funding Company LLC

By: DZ Bank AG Deutsche Zentral-Genossenschaftsbank, Frankfurt Am Main, New York Branch, as its attorney-in-fact

By: /s/ James A. Miers

Name: James A. Miers

By: /s/ Eva Geng

Name: Eva Geng

[Signature Page to Seventh Amendment to Amended and Restated Credit Agreement and Waiver]

DZ Bank AG Deutsche Zentral-Genossenschaftsbank, Frankfurt Am Main, New York Branch, as Liquidity Provider

By: /s/ James A. Miers

Name: James A. Miers

By: /s/ Eva Geng

Name: Eva Geng

[Signature Page to Seventh Amendment to Amended and Restated Credit Agreement and Waiver]

Managing Agent for the Valley National Bank Lender Group:

Valley National Bank

By: /s/ Phillip McCaulay

Name: Phillip McCaulay

Title: Senior Vice President

Lender for the Valley National Bank Lender Group:

Valley National Bank

By: /s/ Phillip McCaulay

Name: Phillip McCaulay

Title: Senior Vice President

[Signature Page to Seventh Amendment to Amended and Restated Credit Agreement and Waiver]

Acknowledged and Agreed:

Guarantors:

RWAY Portfolio Corp.

By: /s/ Thomas B. Raterman

Name: Thomas B. Raterman

Title: President

RWAY Portfolio Holding Corp.

By: /s/ Thomas B. Raterman

Name: Thomas B. Raterman

Title: President

[Signature Page to Seventh Amendment to Amended and Restated Credit Agreement and Waiver]

Schedule I

Subject Loans

Subject Obligor	Outstanding Loan Balance as of 9/30/25	Risk Category as of 9/30/25	Original Term To Maturity (in months)	Runway Maturity (in months) as of 9/30/25
4WEB, Inc.	$19,485,607	3	90	15
Advanced Oxygen Therapy, Inc.	$19,477,512	2	82	40
Eton Pharmaceuticals, Inc.	$30,000,000	1	97	26
MedMinder Systems, Inc.	$22,500,000	3	72	34
SKNV, LLC	$15,997,497	2	73	19

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Schedule II

Commitments

Lender	Commitment	Pro Rata Share
KeyBank N.A.	$90,000,000	16.3636%
CIBC Bank USA	75,000,000	13.6364%
Autobahn Funding Company LLC	65,000,000	11.8182%
MUFG Bank	50,000,000	9.0909%
Everbank	50,000,000	9.0909%
WebBank	40,000,000	7.2727%
Customers Bank	35,000,000	6.3636%
East West Bank	30,000,000	5.4545%
Bank of Hope	25,000,000	4.5455%
California Bank & Trust	25,000,000	4.5455%
Hancock Whitney Bank	25,000,000	4.5455%
Mitsubishi HC Capital America, Inc.	20,000,000	3.6364%
Valley National Bank	20,000,000	3.6364%

Aggregate	$550,000,000	100.0%

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